SETTLEMENT AGREEMENT WITH MUTUAL GENERAL RELEASES

This SETTLEMENT AGREEMENT WITH MUTUAL GENERAL RELEASES ("Agreement") is entered into by, among and between: Daniel R. VanAuken, individually and as Trustee of the Daniel R. VanAuken Agreement of Trust dated October 13, 1999 (collectively, "VanAuken"); Quantum Fuel Systems Technologies Worldwide, Inc. ("Quantum"); WBQT, LLC, Whitebox Automotive Holdings, Inc., which is also or now known as WB Automotive Holdings, Inc. (collectively, "Whitebox"); Richard C. Anderson ("Anderson"); Thomas H. Bejin, in his capacity as Special Personal Representative of the Estate of Jeffrey P. Beitzel ("Beitzel"); Douglass C. Goad; Tec Star, Inc., which is also or now known as Tecstar, LP; Starcraft Corporation, which is also or now known as Tecstar Automotive Group, Inc.; Tecstar Automotive Group, Inc.; Wheel to Wheel, Inc., which is also or now known as Wheel to Wheel, LLC; and Wheel to Wheel, LLC.

RECITALS

The following is a recital of facts underlying this Agreement:

A. The parties to this Agreement are engaged in litigation in the Circuit Court of Oakland County, Michigan, Case No. 08-092039-CK, Judge Martha Anderson (the "Litigation").

B. Each of the parties now wishes to fully and finally settle the Litigation, as well as all disputes, differences and claims of every type and kind, known or unknown, accrued or unaccrued, between and among them and that are related in any manner to the Litigation.

C. This Agreement is supported by and being made by each party in exchange for good and valuable consideration, the sufficiency, receipt and adequacy of which is hereby acknowledged by each party.

The parties agree to the following:

    The above Recitals are true and correct and incorporated herein.

    This Agreement shall be binding upon its execution by all parties, and their exchanging of fully executed copies of this Agreement, which the parties will use their best efforts to accomplish by March 11, 2011 (the "Signing Date"). The effective date of this Agreement shall be March 31, 2011 (the "Effective Date").

    The following parties shall do the following:

    A. On the Effective Date, Whitebox shall pay to VanAuken the amount of $450,000.

    B. On the Effective Date, Beitzel shall pay to VanAuken the amount of $400,000. However, this payment by Beitzel and Beitzel's acceptance of this Agreement are subject to first being approved before the Effective Date by the Probate Court for Wayne County, Michigan, in which proceedings are pending concerning Beitzel. Beitzel will request that the Probate Court approve the full $400,000 payment. In the event that it does not approve the full payment, the parties to this Agreement, other than VanAuken, shall have the option but not any obligation to make an additional payment to VanAuken such that the total paid to VanAuken on the Effective Date is $1,750,000. If the Probate Court does not approve the full $400,000 payment, Beitzel shall not incur any liability to any of the parties if its inability to pay the full $400,000 payment causes the invalidation of this Agreement as set forth in section five of this Agreement. Nor will Beitzel incur any liability to any party(ies) who exercises the option described above to make an additional payment to bring the total payment to VanAuken to $1,750,000.

    C. On the Effective Date, Anderson shall pay to VanAuken the amount of $900,000.

    D. i. On the Effective Date, Quantum shall pay Anderson $550,000, which amount shall be fully satisfied by Quantum's issuance and delivery to Anderson of 108,000 shares of unregistered shares of Quantum common stock, par value $0.02 per share (the "Quantum Stock"). Any fees and costs incurred by Quantum in issuing the Quantum Stock shall not impact in any way the number of shares of Quantum Stock to be issued and delivered to Anderson. The issuance and delivery of the Quantum Stock will be authorized by all necessary corporate action of Quantum, and upon issuance all of the Quantum Stock shall be validly issued, fully paid, nonassessible and listed for trading on NASDAQ. The Quantum Stock will be issued in "book-entry" form. On the Effective Date, Quantum shall issue an irrevocable Letter of Instruction to its transfer agent, BNY Mellon Shareowner Services (the "Transfer Agent"), instructing the Transfer Agent to (i) credit Anderson's book-entry account for the number of shares of Quantum Stock equal to the Market Value and (ii) mail a transaction notice reflecting such credit to Anderson. For a period of one (1) year following the Effective Date, provided that Anderson continues to own the Quantum Stock, Quantum covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Quantum after the date hereof pursuant to the Exchange Act, and Quantum agrees to cooperate with Anderson in connection with Anderson's future sale of the Quantum Stock in reliance on Rule 144 (or any successor rule) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), including, without limitation, using commercially reasonable efforts to timely file all of its periodic reports required under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and issuing or causing to be issued a legal opinion to Quantum's Transfer Agent for the removal of the transfer restrictions on the Quantum Stock (if an exemption from registration is available under Rule 144 at the time of sale). If Quantum requires that Anderson provide Quantum with a legal opinion that the sale is exempt from registration, then Quantum shall reimburse Anderson for his reasonable costs and expenses incurred in connection with obtaining such legal opinion.

    ii. Anderson hereby represents and warrants to and agrees with Quantum that:

    (a) Anderson understands that the Quantum Stock has not been and will not be registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act, and that such Quantum Stock may not be sold, assigned or transferred and must be held indefinitely in the absence of (i) an effective registration statement under the Act and applicable state securities laws with respect thereto or (ii) an exemption from such registration requirements being available at the time of sale and Anderson furnishes to Quantum a seller's representation certificate customary for an exempt sale under Rule 144 and/or an opinion of counsel, each in form and substance reasonably acceptable to Quantum. Further, Anderson understands and acknowledges that Quantum is not obligated to file and has no present intention of filing with the U.S. Securities and Exchange Commission (the "Commission") or with any state securities commission any registration statement in respect of resales of the Quantum Stock.

    (b) Anderson has had access at the EDGAR Website of the Securities and Exchange Commission to all of Quantum's public filings including, without limitation, the Registration Statement on Form S-1 filed with the Commission on March 4, 2011 and the Annual Report on Form 10-K for the year ended April 30, 2010 (hereinafter referred to as the "Reports"). Anderson is familiar with and has had the opportunity to review information regarding Quantum, its business, operations, and its financial condition, and considered all factors Anderson deems material in deciding on the advisability of accepting the Quantum Stock pursuant to this Agreement. Any questions raised by Anderson of his representatives concerning the Quantum Stock have been answered to the satisfaction of Anderson and his representatives. Anderson can bear the economic risk of his investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Quantum Stock. No representations or warranties have been made to Anderson or his representatives by Quantum or any agent, employee or affiliate of Quantum, and in entering into this Agreement, Anderson is not relying on any information, other than that which is contained in the Reports and the results of any independent investigation by Anderson or his representatives.

    (c) Anderson is, and will be at the time of issuance of the Quantum Stock, an "accredited investor," as such term is defined in Regulation D promulgated by the Commission under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and has such knowledge and experience in financial, tax and other business matters as to enable him to utilize the information made available in the Reports to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed acquisition of the Quantum Stock, which represents a speculative investment. Anderson is not a broker-dealer under Section 15 of the Exchange Act, or an officer, director or affiliate of Quantum. Anderson has the authority and is duly and legally qualified to purchase and own the Quantum Stock. Anderson is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

    (d) Anderson is acquiring the Quantum Stock for his own account, and not as nominee, for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof. Anderson does not have any contract, undertaking, agreement, understanding or arrangement, directly or indirectly, with any person or entity to distribute, sell, transfer or pledge to such person or entity, or anyone else, all or any part of the Quantum Stock, and Anderson has no present plan to enter into any such contract, undertaking, agreement, understanding or arrangement.

    (e) The book-entry for the Quantum Stock shall contain the following or similar legend:

    "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, AND APPLICABLE STATE SECURITIES LAWS, COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (B) THE TRANSACTION IS EXEMPT FROM REGISTRATION.

    (f) Anderson has not directly or indirectly, nor has any person acting at the direction of Anderson, engaged in any transactions in the securities of Quantum (including, without limitation, any short sales involving Quantum's securities) since the earlier to occur of (i) the time that Anderson was first contacted by Quantum or any other person regarding accepting the Quantum Stock in connection with the settlement of the Litigation and (ii) the 30th day prior to the date of this Agreement. Anderson covenants that neither it nor any person or entity acting at the direction of Anderson will engage in any transactions in the securities of the Company (including short sales) after the date hereof and prior to the date that the transactions contemplated by this Agreement are publicly disclosed. Quantum agrees to make public disclosure of the transaction contemplated by this Agreement by filing a Form 8-K with the Commission (or in such other manner permitted under applicable securities laws) within four business days of the execution and delivery of this Agreement.

    On the Effective Date, after all of the payments are made and other actions are completed as required in section three of this Agreement, the parties shall sign or have their counsel sign the Stipulated Order of Dismissal with prejudice and, except for the allocation of costs and attorney fees as described in section seven of this Agreement, without costs or attorney fees of the Litigation, attached as Exhibit 1 (the "Stipulated Order of Dismissal"). On the Effective Date, each party shall provide such signed Stipulated Order of Dismissal to counsel for Anderson who is authorized by all parties to submit (and, if necessary, sign in hand or electronically for all counsel and parties an original of) such order to the Court for entry. The Litigation shall be dismissed by entry of the Stipulated Order of Dismissal. The parties will take all other actions required to cause the Litigation to be dismissed with prejudice as set forth above. Each party is to bear all of its own attorneys' fees and costs relating in any way to the Litigation, this matter generally, or the relationship, disputes and dealings between and among them and that relate to the Litigation in any manner.

    Between the Signing Date and the Effective Date, each party that is to make a payment to VanAuken pursuant to section three of this Agreement shall provide their portion of the funds to be paid to VanAuken to each such party's counsel. Such counsel will hold such funds in their respective trust accounts (the "Escrow"). On the Effective Date, counsel for each such paying party shall wire these Escrow funds to the Biber, O'Toole, Fowler & Clarkson PLLC IOLTA Client Trust Account #1851870863, Routing #072000096. Failure to pay VanAuken a total amount of $1,750,000 on the Effective Date, or the failure of Quantum to fulfill its obligations on the Effective Date to Anderson under section three of this Agreement, shall invalidate this Agreement as to all parties, making this Agreement null and void as if it was never entered into or executed. In the event of such invalidation, the Escrow funds shall be returned to the respective parties that paid the funds into Escrow, and the Litigation shall not be dismissed and shall continue towards trial.

    Each party acknowledges and agrees that this Agreement is being entered into in exchange for good, valuable, sufficient and adequate consideration, even if such party is not making a payment to VanAuken or Anderson or any other party. More specifically, each party agrees that the mutual general release it is giving and receiving, in and of itself, is good, valuable, sufficient and adequate consideration.

    The total in payments of $1,750,000 to VanAuken is intended by the parties to be in consideration for the April 2003 Stock Redemption Agreement and constitutes payment for the stock of Wheel to Wheel, Inc. surrendered by VanAuken in 2003. Such treatment is consistent with VanAuken's position throughout the Litigation. The total in payments of $1,750,000 to VanAuken includes an allocation by VanAuken of $440,040.50 for the payment of costs and attorneys fees he incurred in the Litigation. The mutual general releases contained in this Agreement are not limited to such Stock Redemption Agreement. Such releases are intended to be as broad as possible and cover all matters arising out of or in any way relating in any manner to the Litigation, including (without limitation) all other agreements and matters associated with such Litigation, including any promissory notes, consulting or other agreements or arrangements. No party shall issue to VanAuken any 1099 or other tax reporting document of any kind that attributes any of the $1,750,000 payment to VanAuken to the Consulting Agreement or to interest on the Promissory Note, which among other things, were the subject of the Litigation. However, if requested, VanAuken shall provide to any party a fully completed W-9 form or similar form prior to payments being made to VanAuken by that party. Each party is fully aware of their own tax liabilities as a result of this Agreement, and is responsible for their own tax liabilities.

    In the event of a breach of this Agreement by a party, the breaching party shall pay the injured party all reasonable costs, expenses and attorney fees incurred by the injured party in enforcing this Agreement.

    Upon the Effective Date, except for the rights and obligations required by this Agreement, each party to this Agreement on their own behalf and, to the fullest extent that they may act by law, on behalf of each and every one of their past and present affiliates, subsidiaries, divisions, related assumed-name entities, predecessors, successors, members, shareholders, direct and indirect owners, trusts, trustees, interest holders, partners, partnerships, spouses, heirs, estates, administrators, executors, assigns, agents, officers, managers, insurers, directors, employees, representatives and attorneys (hereinafter collectively referred to as the "Releasors") hereby irrevocably, unconditionally and, to the maximum extent allowed by law, fully releases, covenants not to sue, acquits and discharges each and every other party, and each and every other party's past, present and future officers, agents, directors, affiliates, divisions, subsidiaries, attorneys, predecessors, successors, members, shareholders, direct and indirect owners, trusts, trustees, interest holders, partners, partnerships, spouses, heirs, estates, administrators, executors, managers, insurers, assigns, parent companies, representatives and employees, individually and in their representative capacities, and all persons or entities acting by, through, under or in concert with any of them (hereinafter collectively referred to as the "Releasees") of and from any and all claims, actions, suits, debts, liabilities, injuries, causes of action, demands, damages, sums of money, disputes, duties, rights, costs, fees, attorneys fees, and expenses of any kind, known or unknown, suspected or unsuspected, that the Releasors ever had, now has, or hereafter may have against any one or more of the Releasees arising out of or in any way relating in any manner to the Litigation, including (without limitation) the claims made or that could have been made in the Litigation, and claims previously dismissed during the course of the Litigation, which, for the sake of clarity, expressly include but are not limited to various parties' claims for indemnity and contribution as well as Anderson's cross-claims and third-party claims relating to his employment.

    The intent of this Agreement is to completely and finally end any possible disputes between and among any of the parties relating in any manner to the Litigation, including (without limitation) the claims made or that could have been made in the Litigation, and claims previously dismissed during the course of the Litigation, which, for the sake of clarity, expressly include but are not limited to various parties' claims for indemnity and contribution as well as Anderson's cross-claims and third-party claims relating to his employment. Each and all of the parties specifically acknowledge that, in this Agreement, they are releasing all known and unknown, suspected and unsuspected claims as set forth above. Each and all of the parties fully understand and accept the risk that such release will release claims of which they are not even aware. Each and all of the parties have evaluated the risk of giving such a release, have each sought advice of independent counsel concerning it, and each desires to agree to such a release.

    Each party represents that they have not previously assigned or transferred and will not assign or transfer any of the rights, claims, obligations or other matters being released by this Agreement.

    Each party to this Agreement has had the opportunity to receive the advice of independent counsel in entering into this Agreement. Each party acknowledges that no other party, nor any agent or attorney thereof, has made any promises, representations or warranties whatsoever, whether expressed, implied or statutory, which are not contained herein, concerning the subject matter hereof, to induce execution of this Agreement. Each party to this Agreement further acknowledges that this Agreement has not been executed in reliance on any promise, representation or warranty whatsoever, written or oral, express or implied, not contained herein. Each party to this Agreement has voluntarily, with full knowledge and without coercion or duress of any kind, entered into this Agreement pursuant to arm's-length negotiations.

    If any provision of this Agreement, or any application thereof, is held to be invalid or unenforceable, such defect shall not affect other provisions or applications of this Agreement that can be given effect without the invalid or unenforceable provisions or applications. To this end, any invalid or unenforceable provisions and applications of this Agreement shall be severable.

    This Agreement contains, and is intended as, a complete statement of all of the terms of the arrangements among the parties with respect to the matters provided for, supersedes any previous agreements and understandings among the parties with respect to those matters, and cannot be modified or terminated except by a subsequent agreement in writing signed by all parties. This is a fully integrated agreement.

    This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan. In construing this Agreement or determining the rights of the parties under this Agreement, no party shall be deemed to have drafted or created this Agreement or any portion of it. This Agreement may be executed in original, dated and notarized counterparts, and all counterparts so executed shall constitute one Agreement binding upon the parties. Faxed or e-mailed signatures are acceptable. Each party is to also send an original Agreement signed by that party to counsel for Anderson who will maintain the original, fully executed Agreement and circulate copies to all of the parties. This Agreement shall be binding upon and the benefits shall inure to the parties hereto, and each of their respective past, present and future heirs, successors, representatives, administrators, assigns and insurers.

    Each of the parties represents and warrants that the person signing this Agreement on their behalf is fully authorized to do so, and that none of the parties need approval from any individual, court, tribunal, administrative or other entity for this Agreement to be fully enforceable and binding, except that Beitzel needs the approval of the Probate Court referenced in section three of this Agreement.

    The parties will cooperate with each other in the execution and delivery of any further or additional documents, and do and perform such other acts and things, as may be reasonably requested to accomplish the intent and purpose of this Agreement.

    By entering into this Agreement, no party admits any liability to the other, such liability being expressly denied.

    THE PARTIES HAVE EACH CAREFULLY READ AND FULLY UNDERSTAND ALL OF THE PROVISIONS OF THIS AGREEMENT, AND ARE VOLUNTARILY AND FREELY ENTERING INTO IT.

AGREED TO BY:

/s/ Daniel R. VanAuken________________ Dated:_March 9, 2011

Daniel R. VanAuken, individually and

as Trustee of the Daniel R. VanAuken

Agreement of Trust dated October 13, 1999

STATE OF )

)ss

COUNTY OF )

On this _____ day of __________, 2011, before me personally appeared Daniel R. VanuAuken who, being first duly sworn, deposes and says that he has read the foregoing Agreement and executed same as a voluntary act and deed.

___________________________________

Notary Public, County, ________________

My Commission expires:

WHEEL TO WHEEL, LLC and WHEEL TO WHEEL, INC.

By:/s/ Scott. C. Ronan__________________ Dated:_March 10, 2011

Their: Authorized Representative

STATE OF )

)ss

COUNTY OF )

On this _____ day of __________, 2011, before me personally appeared ______________ who, being first duly sworn, deposes and says that he/she has read the foregoing Agreement, is authorized to enter into this Agreement on behalf of Wheel to Wheel, LLC and Wheel to Wheel, Inc., and executed same as a voluntary act and deed.

___________________________________

Notary Public, County, ________________

My Commission expires:

WBQT, LLC

By:/s/Mark Strefling___________________ Dated: March 9, 2011

Its: Authorized Representative

STATE OF )

)ss

COUNTY OF )

On this _____ day of __________, 2011, before me personally appeared ______________ who, being first duly sworn, deposes and says that he/she has read the foregoing Agreement, is authorized to enter into this Agreement on behalf of WBQT, LLC and executed same as a voluntary act and deed.

___________________________________

Notary Public, County, ________________

My Commission expires:

WB AUTOMOTIVE HOLDINGS, INC. and

WHITEBOX AUTOMOTIVE HOLDINGS, INC.

By:/s/ Mark Strefling__________________ Dated: March 9, 2011

Their: Authorized Representative

STATE OF )

)ss

COUNTY OF )

On this _____ day of __________, 2011, before me personally appeared ______________ who, being first duly sworn, deposes and says that he/she has read the foregoing Agreement, is authorized to enter into this Agreement on behalf of WB Automotive Holdings, Inc. and Whitebox Automotive Holdings, Inc. and executed same as a voluntary act and deed.

___________________________________

Notary Public, County, ________________

My Commission expires:

TEC STAR, INC. and TECSTAR, LP

By:_/s/ Scott. C. Ronan_________________ Dated: March 10, 2011

Their: Authorized Representative

STATE OF )

)ss

COUNTY OF )

On this _____ day of __________, 2011, before me personally appeared ______________ who, being first duly sworn, deposes and says that he/she has read the foregoing Agreement, is authorized to enter into this Agreement on behalf of Tec Star, Inc. and Tecstar, LP, and executed same as a voluntary act and deed.

___________________________________

Notary Public, County, ________________

My Commission expires:

STARCRAFT CORPORATION and

TECSTAR AUTOMOTIVE GROUP, INC.

By:/s/ Alan P. Niedzwiecki Dated: March 10, 2011

Their: Authorized Representative

STATE OF )

)ss

COUNTY OF )

On this _____ day of __________, 2011, before me personally appeared ______________ who, being first duly sworn, deposes and says that he/she has read the foregoing Agreement, is authorized to enter into this Agreement on behalf of Starcraft Corporation and Tecstar Automotive Group, Inc., and executed same as a voluntary act and deed.

___________________________________

Notary Public, County, ________________

My Commission expires:

QUANTUM FUEL SYSTEMS TECHNOLOGIES

WORLDWIDE, INC.

By:/s/ Alan. P. Niedzwiecki_____________ Dated: March 10, 2011

Its: Authorized Representative

STATE OF )

)ss

COUNTY OF )

On this _____ day of __________, 2011, before me personally appeared ______________ who, being first duly sworn, deposes and says that he/she has read the foregoing Agreement, is authorized to enter into this Agreement on behalf of Quantum Fuel Systems Technologies Worldwide, Inc. and executed same as a voluntary act and deed.

___________________________________

Notary Public, County, ________________

My Commission expires:

/s/ Richard C. Anderson_______________ Dated:__March 10, 2011

Richard C. Anderson

STATE OF )

)ss

COUNTY OF )

On this _____ day of __________, 2011, before me personally appeared Richard C. Anderson who, being first duly sworn, deposes and says that he has read the foregoing Agreement and executed same as a voluntary act and deed.

___________________________________

Notary Public, County, ________________

My Commission expires:

ESTATE OF JEFFREY P. BEITZEL

By:/s/ Thomas H. Bejin________________ Dated: March 10, 2011 Thomas H. Bejin, in his capacity as Special Personal Representative of

the Estate of Jeffrey P. Beitzel

STATE OF )

)ss

COUNTY OF )

On this _____ day of __________, 2011, before me personally appeared Thomas H. Bejin, in his capacity as Special Personal Representative of the Estate of Jeffrey P. Beitzel, who, being first duly sworn, deposes and says that he/she has read the foregoing Agreement, is authorized to enter into this Agreement on behalf of the Estate of Jeffrey P. Beitzel and executed same as a voluntary act and deed.

___________________________________

Notary Public, County, ________________

My Commission expires:

/s/ Douglass C. Goad__________________ Dated: March 10, 2011Douglass C. Goad

STATE OF )

)ss

COUNTY OF )

On this _____ day of __________, 2011, before me personally appeared Douglass C. Goad who, being first duly sworn, deposes and says that he has read the foregoing Agreement and executed same as a voluntary act and deed.

___________________________________

Notary Public, County, ________________

My Commission expires:

SettlementAgreement.DOC